FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 24, 2002

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000


NOT APPLICABLE
Former name or former address, if changed since last report)


Item 9.  	REGULATION FD DISCLOSURE.

On December 24, 2002, the Registrant issued a news release entitled "O'Hara Steps Up As Checkers' Chairman of The Board of Directors," and a copy is being filed herewith as Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  Daniel J. Dorsch
Title:  President and Chief Executive Officer
Dated:  December 24, 2002





EXHIBIT INDEX

Exhibit Number	Description

99.1			Press Release, dated December 24, 2002


Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600, Tampa, Florida 33607  *
(813) 283-7000 * (813) 283-7001

CONTACT:    Kim Francis					NEWS RELEASE
            MARC Public Relations
            412-562-1186

            FOR IMMEDIATE RELEASE


TAMPA, FL - December 24, 2002 - CHECKERS DRIVE-IN RESTAURANTS, INC. (CHKR: NASDAQ) today announced that Peter C. O'Hara, a Director of the Company since June of 1998 and Vice Chairman since
September 1999, has been elected Chairman of the Board of Directors effective immediately. Mr. Ronald B. Maggard is stepping down too as Chairman and member of the Board to focus on activities closer to his West Coast home.

In addition to his duties at Checkers, Mr. O'Hara is currently President of Capital Management of L.I., N.Y., Inc. and President of Capital Management Development, LLC, a developer of commercial real estate.

Ronald Maggard, outgoing Chairman of the Board, commented:
"It's been a very gratifying year as the Company continues in a profitable and firm direction under Dan Dorsch. The time has come for me personally to shift my focus on to some developing opportunities closer to home."

Peter O'Hara, newly elected Chairman of the Board, commented:
 "I look forward to my continued work with Dan and the rest of the Board and building on the foundation that Dan has provided since his arrival."

For more information about the Company, please visit www.checkers.com.

Except for historical information, this announcement contains
"forward-looking" and Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section
21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Factors that can cause actual results to materially differ include, but are not limited to: the uncertainties associated with litigation; increased advertising, promotions and discounting by competitors which may adversely affect sales; the ability of the company and its franchisees to open new restaurants and operate new and existing restaurants profitability; increases in food, labor, utilities, employee benefits and similar costs; economic and political conditions where the company or its franchisees operate;
and new product and concept developments by food industry competitors. Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.